BARCLAYS BANK PLC

FLAGSTONE CAPITAL MANAGEMENT LUXEMBOURG SICAF - FIS

ACCOUNT CONTROL AGREEMENT

ACCOUNT CONTROL AGREEMENT

This Account Control Agreement (the “Agreement”) is dated as of 1 September 2011 and is entered into by:

BARCLAYS BANK PLC, a public limited company organised and existing under the laws of England and Wales (the “Secured Party”);

FLAGSTONE CAPITAL MANAGEMENT LUXEMBOURG SICAF - FIS, a public limited company (société anonyme) incorporated under the laws of Luxembourg, qualifying as a specialised investment fund (fonds d’investissement spécialisé), having its registered office at 37, Val St André, L-1128 Luxembourg, and registered with the Luxembourg trade and companies register under number B 141.810 (“Customer”); and

J.P. MORGAN BANK LUXEMBOURG S.A., a public limited liability company (société anonyme) incorporated under the laws of Luxembourg, having its registered office at 6, Route de Trèves, L-2633 Sennigerberg, and registered with the Luxembourg trade and companies register under number B 109.58. (the “Bank”),

Each of the Secured Party, Customer and the Bank hereby agree as follows:

PRELIMINARY STATEMENTS

1.	The Customer is a Specialised Investment Fund organised under the Luxembourg law of 13 February 2007 relating to specialised investment funds, as amended (“FIS law”).

2.
The Bank acts as depositary to the Customers in accordance with FIS law and qualifies as a financial sector professional  (professionnel de la finance) in accordance with the Luxembourg law of 5 August 2005 on Financial Collateral Arrangements (“Collateral law”).

3.
The Secured Party and the Customer are to enter into, on or about the date hereof, a Luxembourg Account Pledge Agreement (such agreement including its schedules executed by the Bank the “Account Pledge Agreement”) providing for a first-ranking pledge in favour of the Secured Party over the Securities Accounts (as defined below).

4.
The Secured Party, the Customer and the Bank , are entering into this Agreement to provide for the control of the Securities Accounts, it being understood that any and all security interests over the Securities Accounts (as defined below) granted by  the Customer to the Bank shall be created, perfected and enforced by the Secured Party under and in accordance with the Account Pledge Agreement and its schedules. It is understood that the Bank is neither subject to the terms of the Account Pledge Agreement  nor has any responsibility with respect to the validity, perfection or enforcement  (other than as set out in this Agreement) of the security interest created therein.

DEFINITIONS

As used herein the following terms shall have the following meanings:

“Business Day”
means a day (other than a Saturday or Sunday) on which the banks are generally open for business on the same business day in London, Luxembourg and New York for the transaction of business of the nature required by this Agreement.

“Collateral Law”	shall mean the Luxembourg law of 5 August 2005 on Financial Collateral Arrangements, as amended.

“Custody Agreement ”	means the Global Custody agreement between the Bank and the Customer dated September 15, 2008.

“Financial Instruments”	shall have the meaning ascribed to the term instruments financiers in Article 1 (8) of the Collateral Law.

“FIS law”	shall have the meaning given to it in the Preliminary Statements.

“Indemnitees”	shall have the meaning given to it in Section 8.

“Instruction””	shall mean any instructions other than a Payment Instruction.

“Losses”	shall have the meaning given to it in Section 8.

“Notice of Exclusive Control”	shall have the meaning given to it in Section 4.

“Payment Instruction”	shall mean a notification communicated to the Bank directing transfer or redemption of Financial Instruments to which the Secured Party has a security interest.

“Pledged Collateral”
shall mean the pledged assets granted by the Customer to the Secured Party defined in Schedule 1 of the Account Pledge Agreement including  any cash, time deposits or other cash credit balance which may be maintained in the Securities Accounts.

“Secured Party Order”	shall have the meaning given to it in Section 4.

“Securities Accounts”	shall mean the securities accounts listed at Schedule 1

TERMS

Section 1.                      The Securities Accounts.

The accounts are  Securities Accounts. Assets subject to security interest currently maintained in the Securities Accounts do not reflect any  Pledged  Collateral  not held in the form of 1) cash 2) depository eligible securities held in an account in the name of the Bank at the  relevant depository. Should the Customer elect to pledge collateral other than the afore-mentioned, the Bank shall make no assertion as to the effective control or security interest of such assets. To the Bank’s knowledge, the security entitlements arising out of the Pledged Collateral carried in the Securities Accounts are valid and legally binding obligations of the Bank, and except for the claims and interest of the Secured Party and the Customer in the Securities Accounts (subject to any claim in favour of the Bank permitted under Section 2 hereof), the Bank has not been notified in writing of any claim to or interest in the Securities Accounts.

Section 2.                      Pledged Collateral.

The Secured Party and the Customer agree that all assets that are transferred into the Securities Accounts as Pledged Collateral shall be fully paid for, and that all trade settlements of transactions for such securities shall be completed prior to transfer of such securities into the Securities Accounts as Pledged Collateral. The Customer and the Secured Party acknowledge and agree that neither the Bank nor its agents shall be required to advance cash, credit, margin or other investments to, for or on behalf of any party, in the Securities Accounts.  The Bank shall be entitled to reverse any cash credit previously made to the Securities Accounts due to error or the non−receipt of any income or divided distribution

Section 3.                      Waiver of rights and Payments Instructions.

The Bank hereby acknowledges the first ranking security interest granted to the Secured Party by the Customer over the Pledged Collateral in the Securities Accounts. The Bank hereby subordinates all liens, encumbrances, claims and rights of set-off it may have against the Securities Accounts or any Pledged Collateral carried in the Securities Accounts

The Bank will not agree with any third party to comply with Payment Instructions concerning the Securities Accounts originated by such third party without the prior written consent of the Secured Party and the Customer.

For the avoidance of doubt, the Customer at all times remains subject to Bank's continuing security interest in and lien on the assets in any Customer custody account (other than a Securities Account) established under the Custody Agreement as security for the payment of any liabilities or Losses that may be imposed on  incurred by or asserted against the Bank arising out of or in connection with the Bank’s performance  under this Agreement.

Section 4.                      Control.

The Bank agrees that  if at any time it receives from the Secured Party any Payment Instruction or other directives with respect to the Securities Accounts and the Pledged Collateral (each such Payment Instruction or directive, a “a Secured Party Order”) or  upon the delivery by the Secured Party and receipt by the Bank  of a written notice to the Bank in the form annexed hereto as Exhibit A, that the Secured Party is thereby exercising exclusive control over the Securities Accounts (such notice may be referred to herein as the “Notice of Exclusive Control”) to the attention of the person(s) identified at clause 20 hereto as  agreed between the parties from time to time,  the Bank shall as soon as reasonably possible comply with such Secured Party Order or Notice of Exclusive Control without further consent by the Customer and promptly cease complying with Payment Instructions or other directions concerning the Securities Accounts originated by the Customer or its representatives. (Exhibit B attached hereto contains the names of persons authorised to give to the Bank Secured Party Orders and other directives regarding the Pledged Collateral on behalf of the Secured Party.)

 Upon receipt of the Notice of Exclusive Control and a telephone call from the Secured Party , the Bank shall send a confirmation (the “Confirmation”)as soon as reasonably possible to the Secured Party, of receipt of the Notice of Exclusive Control. The Bank shall use reasonable efforts to block the Securities Accounts referred to in the Notice of Exclusive Control as soon as possible upon receipt of the Notice of Exclusive Control, it being understood that such blocking shall, in any event, occur within a reasonable timeframe after the sending of the Confirmation confirming the receipt by the Bank of the Notice of Exclusive Control. Once the Securities Accounts have been blocked, the Bank shall notify the Secured Party that the  Securities Accounts have been blocked.

Section 5.                      Payment of Income; Voting Rights; Withdrawals.

Unless the Bank has received a Notice of Exclusive Control, the Bank shall (a) without further action by the Customer or the Secured Party, (i) remit or make available to the Customer all interest, dividends and other income on the Pledged Collateral in the Securities Accounts, and (ii) pursuant to the terms of the Securities Accounts agreement with the Customer, send to the Customer any proxies and other voting rights and corporate actions received by the Bank in respect of the Pledged Collateral and follow any instructions and directions from the Customer in respect of such proxies and rights, and (b) comply with each Payment Instruction and other directive received from the Customer with respect to trading of Financial Instruments in the Securities Accounts or otherwise.

Section 6.                      Statements, Confirmations and Notices of Adverse Claims.

Without prejudice to the Customer’s obligations under Clause 9 of the Account Pledge Agreement, the Bank will send or make available by electronic means copies of all statements and confirmations concerning the Securities Accounts to each of the Customer and the Secured Party, at the address set forth in Section 18 or such other address or location as instructed by the Customer and the Secured Party. Such statements will include the previous month’s detailed listing of unaudited valued securities holdings of all Pledged Collateral, which listing shall be prepared, updated and available to each of the Customer and the Secured Party. Such monthly statements shall be prepared by the Bank utilising the same pricing information and sources the Bank generally uses for this purpose. If any person notifies the Bank of its assertion of any lien, encumbrance or adverse claim against the Securities Accounts or in any Financial Instruments contained therein, the Bank will promptly notify the Secured Party and the Customer thereof.

Section 7.                      Responsibility of the Bank.

The Bank shall have no responsibility or liability to the Secured Party for executing settlements of Pledged Collateral held in the Securities Accounts at the direction of the Customer or their authorised representatives, or complying with Payment Instructions or other directions concerning the Securities Accounts from the Customer or their authorised representatives, which are received by the Bank before the Bank has received and had a reasonable opportunity to comply with, a Notice of Exclusive Control or other conflicting Payment Instruction or other directives  delivered by the Secured Party. The Bank shall have no responsibility or liability to the Customer for complying with a Notice of Exclusive Control or complying with Secured Party Orders. The Bank shall have no duty to investigate or make any determination as to whether a default exists under any agreement between the Customer and the Secured Party and shall comply with a Notice of Exclusive Control or Secured Party Orders even if it believes that no such default exists. This Agreement does not create any obligation or duty for the Bank other than those expressly set forth herein.

Section 8.                      Standard of Care.

Notwithstanding any provision contained herein or in any other document or instrument to the contrary, neither the Bank nor any of its directors, officers, employees or agents shall be liable for following the instruction of the Secured Party and (ii) in all other respects, shall not be liable for any action taken or not taken by it (or them) under or in connection with this Agreement, except for the Bank’s (or their) own gross negligence or wilful misconduct. In no event shall the Bank be liable for indirect, special or consequential damages of any kind whatsoever (including lost profits and lost business opportunity) even if it is advised of the possibility of such damages and regardless of the form of action in which any such damages may be claimed. Without limiting the foregoing, and notwithstanding any provision to the contrary elsewhere, the Bank and its directors, officers, employees and agents:

(a)
shall have no responsibilities, obligations or duties other than those expressly set forth in this Agreement  or the notices annexed to this Agreement, and no implied duties, responsibilities or obligations shall be read into this Agreement against the Bank; without limiting the foregoing, the Bank shall have no duty to preserve, exercise or enforce rights in the Pledged Collateral;

(b)
may in any instance where the Bank determines that it lacks or is uncertain as to its authority to take or refrain from taking certain action, or as to the requirements of this Agreement under any circumstance before it, delay or refrain from taking action unless and until it has received instructions from the Secured Party or advice from legal counsel (or other appropriate advisor), as the case may be;

(c)
so long as it and they shall have acted (or refrained from acting) in good faith, shall not be liable for any error of judgment in any action taken, suffered or omitted by, or for any act done or step taken, suffered or omitted by, or for any mistake of fact or law, unless such action constitutes gross negligence or wilful misconduct on its (or their) part;

(d)
may consult with legal counsel selected by it (or other experts for the Secured Party or the the Customer), and shall not be liable for any action taken or not taken by it or them in good faith in accordance with the advice of such experts;

(e)	will not be responsible to the Secured Party for any statement, warranty or representation made by any party other than the Bank in connection with this Agreement;

(f)	will have no duty to ascertain or inquire as to the performance or observance by the Customer of any of the terms, conditions or covenants of any security agreement with the Secured Party;

(g)
will not be responsible to the Secured Party or the Customer for the  legality, validity, enforceability, genuineness, effectiveness or sufficiency of this Agreement, (provided, however, that the Bank warrants below that the Bank has legal capacity to enter into this Agreement;

(h)
will not incur any liability by acting or not acting in reliance upon any notice, consent, certificate, statement or other instrument or writing believed by it or them to be genuine and signed or sent by the proper party or parties;

(i)	will not incur liability for any notice, consent, certificate, statement, wire instruction, telecopy, or other writing which is delayed, cancelled or changed without the actual knowledge of the Bank;

(j)
shall not be deemed to have or be charged with notice or knowledge of any fact or matter unless a written notice thereof has been received by the Bank at the address and to the person designated in (or as subsequently designated pursuant to) this Agreement

(k)
shall not be obligated or required by any provision of this Agreement to expend or risk the Bank’s own funds, or to take any action (including but not limited to the institution or defence of legal proceedings) which in its or their judgment may cause it or them to incur or suffer any expense or liability; provided, however, if the Bank elects to take any such action it shall be entitled to security or indemnity for the payment of the costs, expenses (including but not limited to attorneys’ fees) and liabilities which may be incurred therein or thereby, satisfactory to the Bank;

(l)
shall not incur any liability for acts or omissions of any domestic or foreign depository or book−entry system for the central handling of Pledged Collateral or any domestic or foreign custodian or subcustodian; and

(m)	shall not be responsible for the title, validity or genuineness of any Financial Instrument in or delivered into the Securities Accounts.

Section 9.                      Indemnification of the Bank.

(a)
the Customer agrees to indemnify and hold the Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out−of−pocket and incidental expenses and legal fees (collectively “Losses”) that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any Payment Instructions, Secured Party Orders, instructions or other directions  upon which the Bank is authorised to rely pursuant to the terms of this Agreement.

(b)
In addition to and not in limitation of paragraph (a) immediately above,  the Customer also agrees to indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of the Bank’s performance under this Agreement, provided the Indemnitees have not acted with gross negligence or engaged in willful misconduct.

(c)
Subject to the Bank firstly seeking to enforce the indemnity set out in paragraph (a) above, the Secured Party agrees to indemnify and hold the Indemnitees harmless from and against any and all Losses that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any Payment Instructions, Secured Party Orders, instructions or other directions of the Secured Party upon which the Bank is authorised to rely pursuant to the terms of this Agreement.

(d)	The foregoing indemnifications shall survive any termination of this Agreement.

Section 10.                      Compliance with Legal Process and Judicial Orders.

If any Pledged Collateral subject to this Agreement are at any time attached or levied upon, or in case the transfer, delivery, redemption or withdrawal of any such Pledged Collateral shall be stayed or enjoined, or in the case of any other legal process or judicial order affecting such Pledged Collateral, the Bank is authorised to comply with any such order in any matter as the Bank  deems appropriate. If the Bank complies with any process, order, writ, judgment or decree relating to the Pledged Collateral subject to this Agreement, then the Bank shall not be liable to the Customer or the Secured Party or to any other person or entity even if such order or process is subsequently modified, vacated or otherwise determined to have been without legal force or effect.

Section 11.                      Force Majeure.

The Bank shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalisation, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters.

Section 12.                      Representations.

Each of the parties represents and warrants that (a) it is duly incorporated or organised and is validly existing in its jurisdiction of incorporation or organisation; (b) the execution, delivery and performance of this Agreement and all documents and instruments to be delivered hereunder or thereunder have been duly authorised; (c) the person executing this Agreement on its behalf has been duly authorised to act on its behalf; (d) this Agreement constitutes its legal, valid, binding and enforceable agreement; and (e) its entry into this Agreement will not violate any agreement, law, rule or regulation by which it is bound or by which any of its assets are affected.

Section 13.                      Conflicts.

Subject to Clause 13 hereof and with respect to the Customer, its obligations under the Account Pledge Agreement, in the event of a conflict between this Agreement and any other agreement between the Bank and the Customer relating to the Securities Accounts, the terms of this Agreement will prevail, and in all other respects the terms of the other agreement relating to the Securities Accounts shall apply with respect to any matters not covered by this Agreement. Regardless of any provision in any such agreement, Luxembourg shall be deemed to be the Bank’s location for the purposes of this Agreement and the perfection and priority of the Secured Party’s security interest in the Securities Accounts.

Section 14.                      Termination.

The rights and powers granted herein to the Secured Party  are powers coupled with an interest and will neither be affected by the bankruptcy of the Customer nor by the lapse of time. The obligations of the Bank under this Agreement shall continue in effect until the date on which the security interest of the Secured Party in the Securities Accounts has been terminated and the Secured Party has notified the Bank of such termination in writing, or (b) this Agreement is terminated pursuant to the terms hereof. Any of the parties may terminate this Agreement upon 30 days’ prior written notice to both of the other parties hereto; provided, however, that any Pledged Collateral which have not been released by the Secured Party at or prior to the time of termination shall be transferred to a substitute bank designated by the Customer and acceptable to the Secured Party.  The provisions of Sections 7 and 8 shall survive the termination of this Agreement.

Section 15.                      Entire Agreement.

As between the Bank, the Customer and the Secured Party this Agreement and and the schedules ~~t~~hereto and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter contained herein and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.  This clause shall not serve to exclude the Account Pledge Agreement from the terms governing the relationship between the Secured Party and the Customer, and with respect to the bilateral legal relationship between the Secured Party and the Customer the Account Pledge Agreement and this Agreement shall together constitute the entire agreement between those two parties. For the avoidance of doubt,  the Secured Party agrees this Agreement shall not prejudice any rights granted to the Secured Party under the Account Pledge Agreement.

Section 16.                      Amendments.

No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 17.                      Severability.

If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

Section 18.                      Successors.

The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. The Secured Party may assign its rights hereunder only with the express written consent of the Bank and by sending prior written notice of such assignment to the Customer.  The Customer shall not assign any right, title or interest hereunder. The terms of this Agreement shall be binding on and shall apply to any successor account to the Securities Accounts.

Section 19.                      Rules of Construction.

In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word “or” is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Agreement.

Section 20.                      Notices.

Any notice, request, Payment Instruction or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means (acceptable to the Bank, if to the Bank) and electronic confirmation of error free receipt is received, or after being sent by certified or registered post, return receipt requested, postage prepaid:

If to the Bank:

J. P. MORGAN BANK LUXEMBOURG S.A.

 6, Route de Trèves

L−2633 Senningerberg

Grand Duchy of Luxembourg

Attention:  Ian D. Barnes

Telephone:  +352 462 685 312

Fax: +352-462685808

With a copy to
CC: 4 New York Plaza –
12th Floor
 New York,
 NY  10004
United States

Attention: Charles Tuzzolino

Telephone: (212) 552−2309

Telecopier: (212) 552−2479

If to the Customer:

Flagstone Capital Management Luxembourg SICAF - FIS

c/o Flagstone Management Services (Halifax) Limited

Suite 700, 2000 Barrington Street

Halifax, NS B3J 3K1

Canada

Attention: Martin Gaudet

Telephone: +1 902 482 6853

Telecopier: +1 902 482 0035

If to the Secured Party:

BARCLAYS BANK PLC

1 Churchill Place

London E14 5HP

United Kingdom

Attention: Stuart Ratcliffe

Telephone: +44 20 7116 8132

Telecopier: +44 20 7116 7643

Section 21.                      Counterparts.

This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

Section 22.                      Choice of Law.

This Agreement and any non-contractual obligations arising out of it shall be governed by and construed in accordance with the laws of the Luxembourg and the Securities Accounts and security entitlements shall be governed by the laws of Luxembourg regardless of the location of any Financial Instrument and shall be binding on the parties hereto and their respective successors and assigns. Regardless of any provision in any other agreement, for purposes of the Collateral Law, Luxembourg shall be the jurisdiction of the Bank,

Section 23.                      Fees.

the Customer shall pay to the Bank the compensation agreed upon in writing from time to time and any other includable expenses incurred in connection herewith.

Section 24.                      Jurisdiction.

The Secured Party, the Bank and the Customer each hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts of Luxembourg-City in connection with any actions or proceedings arising out of or relating to this Agreement. Each party hereto hereby irrevocably waives any objection on the grounds of venue, forum non conveniens, or any similar grounds.

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement in three (3) originals (each party acknowledging receipt of one) as of the date set forth above.

BARCLAYS BANK PLC:

By:

Name:

Title:

FLAGSTONE CAPITAL MANAGEMENT LUXEMBOURG SICAF-FIS:

By: Director

Name:

By: Director

Name:

J.P. MORGAN BANK LUXEMBOURG S.A.
By:

Name:

Title:

EXHIBIT A

Form of Notice of Exclusive Control

[To be placed on Secured Party’s Letterhead]

NOTICE OF EXCLUSIVE CONTROL

 20

J.P. Morgan Bank Luxembourg S.A.

6, Route de Trèves

L-2633 Senningerberg

Grand Duchy of Luxembourg

and for information to

4 New York Plaza
12th Floor
New York,
NY  10004
United States

Attention: Ian D. Barnes

Re:
Account Control Agreement, dated as of 1 September 2011 (the “Agreement”) among Barclays Bank plc, as Secured Party, Flagstone Capital Management Luxembourg SICAF FIS as  Customer, and JPMorgan Bank Luxembourg, as Bank, relating to Securities Account Number

Ladies and Gentlemen

We refer to the notice of pledge dated 1 September 2011 (the “Notice”)  pertaining to the Account Pledge Agreement entered into  between the Secured Party  as pledgor and  the Customer as pledgee

This constitutes the Notice of Exclusive Control referred to in the Agreement.  You are hereby instructed to block the Securities Accounts and not to accept any direction, instruction or entitlement orders with respect to the Securities Account listed above or the financial assets credited thereto from any person other than the undersigned.

In accordance with the Agreement, upon receipt of the Blocking Notice and the telephone call, the Bank shall undertake to send a confirmation  as soon as reasonably possible(the “Confirmation”), by countersigning below, that (i) it has received Notice of Exclusive Control, (ii) it has used reasonable efforts to block the Securities Accounts referred to in the Notice of Exclusive Control as soon as possible upon receipt of the Notice of Exclusive Control, it being understood that such blocking shall, in any event, occur within a reasonable timeframe after the sending of the Confirmation confirming the receipt by the Bank of the Notice of Exclusive Control and (iii) that the Securities Accounts have been blocked.

J.P. MORGAN BANK LUXEMBOURG S.A.

By:

Name:

Title

BARCLAYS BANK PLC

By:

Name:

Title

EXHIBIT B

List of names of signers on behalf of the Secured Party

Names of persons authorised to give to the Bank Payment Instructions and other directives regarding the Pledged Collateral on behalf of the Secured Party.

Name	Telephone Number	Signature

SCHEDULE 1

Securities Accounts (Relevant Accounts (comptes pertinents) within the meaning of the Law)

G14965

 81360

 G21040

 81359

G21039

81358